Quantified Global Fund

Investor Class Shares QGBLX

SUMMARY PROSPECTUS

November 1, 2024

Adviser: ADVISORS PREFERRED Advisors Preferred, LLC 1445 Research Boulevard, Ste. 530 Rockville, MD 20850	Sub-Adviser: Flexible Plan Investments, Ltd. 3883 Telegraph Road, Suite 100 Bloomfield Hills, MI 48302

Before you invest, you want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://www.quantifiedfunds.com/fund-documents. You can also get this information at no cost by calling 1-855-64-QUANT (1-855-647-8268), emailing orderquantifiedfunds@ultimusfundsolutions.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus, dated November 1, 2024, and statement of additional information, dated November 1, 2024, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Investment Objective: The Quantified Global Fund (the “Fund”) seeks total return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Advisor Class
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses(1)	0.59%(2)	0.44%
Acquired Fund Fees and Expenses(3)	0.04%	0.04%
Total Annual Fund Operating Expenses	1.88%	2.48%
(1)	Other Expenses are estimated for the current fiscal year.
(2)	Includes shareholder service expenses of 0.15% that may include sub-transfer agent and sub-custodian fees.
(3)	Acquired Fund Fees and Expenses are indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights, because the financial statements include only the direct operating expenses incurred by the Fund and does not include the indirect costs of investing in other investment companies.
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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Investor	$180	$580	$1,006	$2,192
Advisor	$240	$762	$1,311	$2,808

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. For the period from November 29, 2023 (commencement of operations through June 30, 2024, the Fund’s portfolio turnover rate was 524% of the average value of its portfolio.

Principal Investment Strategies: The Fund’s investment adviser, Advisors Preferred LLC (the “Adviser”), delegates execution of the Fund’s investment strategy to the subadviser, Flexible Plan Investments, Ltd. (“FPI” or the “Sub-Adviser”). The Sub-Adviser selects investments for the Fund and provides trade placement for fixed income instruments, including cash equivalents. The Adviser provides trade placement for non-fixed income instruments.

Under normal circumstances, the Fund invests at least 40% of its assets in securities of foreign issuers from at least three foreign countries. The Fund typically invests in foreign issuers through American Depositary Receipts (“ADRs”), futures contracts, and exchange-traded funds (“ETFs”) that primarily invest in foreign issuers. The Fund defines a foreign issuer as one organized or having its principal place of business outside the U.S.; or doing a majority of its business outside the U.S., as measured by assets, revenue or profits. Investments in ETFs, futures contracts, and exchange traded notes (“ETNs”) based on non-U.S. market indices are considered investments outside the U.S. for purposes of the 40% requirement noted above. The Fund invests without restriction as to issuer capitalization, country, currency, or the credit quality or maturity of debt securities. Debt securities rated below investment grade are commonly referred to as “junk bonds.”

In managing the Fund’s assets, the Sub-Adviser employs a dynamic, tactical strategy. The Sub-Adviser anticipates investing primarily in equities during periods when it believes the equity investments will have strong performance, while investing in debt when it believes equities will suffer. The Sub-Adviser analyzes the overall investment opportunities of various country, region and sector investments to determine how to position the Fund’s portfolio. The Sub-Adviser evaluates opportunities using its proprietary algorithms.

The Sub-Adviser’s proprietary algorithms consider a wide array of factors to rank asset classes and adjust the position size of securities and other investment vehicles to generate a portfolio allocation. The ranking factors for each asset class can include:

1.	Price momentum (or relative strength),
2.	Volatility (or risk),
3.	Correlation with other assets classes,
4.	Likelihood that the asset class’s positive trend will continue,
5.	Price and volume patterns, and
6.	Fundamentals, comparative yields, and currency factors.

The algorithms use daily price data updates, at least quarterly fundamental corporate or economic data, and allocations are updated by the algorithm at least monthly. The Fund is aggressively managed by the Sub-Adviser through frequent changes to asset allocation, which is expected to result in high portfolio turnover substantially over 100%.

In addition, the Sub-Adviser may use tactical allocation methodologies to hedge or leverage the beta exposure to global markets. Beta is a numeric value that measures the fluctuations of a stock to changes in the overall stock market. A beta greater than 1.0 suggests that the stock is more volatile than the broader market, and a beta less than 1.0 indicates a stock with lower volatility. This methodology may result in as much as a 100% hedged position or a 200% beta exposure, in part through futures, leveraged ETFs, and swaps. To hedge the Sub-Adviser uses short-position instruments to offset the expected market risk of the Fund’s portfolio. The Sub-Adviser selects swap counterparties it believes to be creditworthy and will close out a swap position if it believes the counterparty is no longer creditworthy. The Fund may also use borrowing to leverage the portfolio and manage cash flows.

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During periods that the Sub-Adviser believes present financial uncertainty or distress, the Sub-Adviser allocates all or a portion of Fund assets to inverse equity investments (such as inverse ETFs, short futures positions, or short swap positions), fixed income investments, and/or assets considered safe havens, i.e., cash equivalents. The Sub-Adviser seeks the income aspect of total return from dividends on common stocks and interest from debt instruments, while seeking the capital gains aspect of total return by changing asset allocations among stocks and between stocks and debt, based on expected returns. The Fund is non-diversified, which means it may invest a high percentage of its assets in a limited number of securities.

Principal Investment Risks: An investment in the Fund entails risks. The Fund could lose money, or its performance could trail that of other investment alternatives. Neither the Sub-Adviser nor the Adviser can guarantee that the Fund will achieve its objective. In addition, the Fund presents some risks not traditionally associated with other mutual funds. It is important that investors closely review and understand these risks before making an investment in the Fund. Turbulence in securities and derivative financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.

Sub-Adviser’s Investment Strategy Risk – While the Sub-Adviser seeks to take advantage of investment opportunities for the Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit the Fund. The Sub-Adviser will aggressively change the Fund’s portfolio in response to market conditions that are unpredictable and may expose the Fund to greater market risk than other mutual funds. There is no assurance that the Sub-Adviser’s investment strategy and proprietary algorithms will enable the Fund to achieve its investment objective. The Sub-Adviser’s algorithms may lose their predictive accuracy.

Active and Frequent Trading Risk – The Fund may engage in active and frequent trading, leading to increased portfolio turnover, higher transaction costs, and the possibility of increased net realized capital gains, including net short-term capital gains that will be taxable to shareholders as ordinary income when distributed to them. The Sub-Adviser’s use of the Fund as an asset allocation tool for its other clients will increase the Fund’s portfolio turnover.

Aggressive Investment Techniques Risk – The Fund uses investment techniques, including derivatives, which may be considered aggressive. Risks associated with the use of leveraged ETFs, futures, and swaps include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and swaps and futures may involve a small investment of cash relative to the magnitude of the risk assumed.

Credit Risk – The Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. The value of a debt security may decline if there are concerns about an issuer’s ability or willingness to make interest and or principal payments. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund performance. The Fund considers swaps and debt instruments as subject to credit risk.

Depositary Receipt Risk – The use of ADRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Equity Securities Risk – Investments in publicly issued equity securities and securities that provide exposure to equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the Net Asset Value (“NAV”) of the Fund to fluctuate. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

Foreign Securities Risk – Investments in foreign securities and securities that provide exposure to foreign securities can involve greater risks than investing in domestic securities. As a result, the Fund’s returns and NAVs may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic, or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

Emerging Market Risk – These risks are more pronounced in emerging market countries, which are generally those with per capita income less than half that of the U.S. Emerging market countries may have different regulatory, accounting, auditing, and financial reporting and record keeping standards and may have material limitations on Public Company Accounting Oversight Board (“PCAOB”) inspection, investigation, and enforcement.

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Futures Contracts Risk – There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts. Futures may be an imperfect substitute for a security or index. Foreign futures markets may offer fewer investor protections than domestic futures.

Holding Cash Risk – The Fund may hold cash positions when the market is not producing returns greater than the short-term cash investments in which the Fund may invest. There is a risk that the sections of the market in which the Fund invests will begin to rise or fall rapidly and the Fund will not be able to sell stocks quickly enough to avoid losses or reinvest its cash positions into areas of the advancing market quickly enough to capture the initial returns of changing market conditions.

Interest Rate Risk – The value of the Fund’s investment in fixed income securities will fall when interest rates rise. The effect of increased interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the Fund. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, for the present, interest rate risk may be heightened.

Inverse Risk – Inverse positions are designed to profit from a decline in the price of particular securities or indices. The Fund will lose value if and when the instrument’s price rises – a result that is the opposite from traditional investments. Like leveraged investments, inverse positions may be considered aggressive. Inverse positions may also be leveraged. The use of inverse instruments may expose the Fund to additional risks that it would not be subject to if it invested only in “long” positions.

Leverage Risk – The Fund may use leveraged investments that attempt to amplify the price movement of underlying securities or indices on a daily or other periodic basis, which may be considered aggressive. Such instruments may experience potentially dramatic price changes (losses), imperfect amplification and imperfect correlations between the price of the investment and the underlying security or index which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of leverage instruments may currently expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of leveraged instruments may result in larger losses or smaller gains than otherwise would be the case.

Limited History of Operations Risk – The Fund that has a limited history of operations for investors to evaluate. The Fund may fail to attract sufficient assets to operate efficiently.

Lower-Quality Debt Securities Risk – The Fund may invest a significant portion of its assets in securities rated below investment grade or “junk bonds.” Junk bonds may be sensitive to economic changes, political changes, or adverse developments specific to a company. These securities are considered speculative and generally involve greater risk of default or price changes than other types of fixed-income securities and the Fund’s performance may vary significantly as a result.

Market Risk – Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US and international investment markets. Additionally, unexpected local, regional, or global events, such as war; acts of terrorism; financial, political, or social disruptions; natural, environmental, or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions, and the market in general, in ways that cannot necessarily be foreseen.

Non-Diversification Risk – As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund also invests in ETFs that are non-diversified. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

Risks of Investing in Other Investment Companies (including ETFs) – Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment companies, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. If the other investment companies fail to achieve their investment objectives, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. Leveraged ETFs will amplify gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time. In addition, closed-end investment company and ETF shares may potentially trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Because the value of other investment companies or ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

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Small- and Mid-Capitalization Companies Risk – Investing in the securities of small-capitalization and mid-capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies. Investments in mid-cap companies involve less risk than investing in small-cap companies. Both types of companies may have limited operating history, product lines, managerial and financial resources, and the securities of these companies may lack sufficient market liquidity. These risks are more pronounced in small-cap companies.

Swap Agreements Risk – The use of swap agreements involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Turnover Risk – A higher portfolio turnover may result in higher transactional and brokerage costs. The Sub-Adviser’s use of the Fund as an asset allocation tool for its other clients will increase the Fund’s portfolio turnover. The Fund’s turnover rate is expected to be substantially above 100% annually.

Performance: Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus. Also, shareholder reports containing financial and performance information will be mailed or made available to shareholders semi-annually. Updated performance information and daily net asset value per share (NAV) is available at no cost by calling toll-free 1-855-64-QUANT (1-855-647-8268).

Investment Adviser: Advisors Preferred, LLC (the “Adviser”)

Sub-Adviser: Flexible Plan Investments, Ltd. (the “Sub-Adviser”)

Sub-Adviser Portfolio Managers: Jerry C. Wagner, President of the Sub-Adviser, has served the Fund as a portfolio manager since it commenced operations in 2023. Timothy Hanna, CFA, CFIP, Senior Portfolio Manager of the Sub-Adviser has served the Fund as a portfolio manager since it commenced operations in 2023. Daniel Poppe, CFA, Senior Research Analyst of the Sub-Adviser has served the Fund as a portfolio manager since April 2024.

Purchase and Sale of Fund Shares: The investment minimums for the Fund are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
Investor	$10,000	$10,000	$1,000	$0
Advisor	$10,000	$10,000	$1,000	$0

The Fund, Adviser or Sub-Adviser may waive any investment minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check, or wire transfer. Purchase and redemptions requests must be received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) to assure ample time to transmit to the Fund prior to NAV pricing.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) Plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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